Perspectives on Pompe: Progress, Persistence and Passion February 12, 2020

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to scientific theories regarding our product candidate and to preclinical and clinical development of our product candidates. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding scientific theories about our product candidate and those of our competitors, those theories may prove incorrect and inconsistent with known, unknown or future data; for statements regarding the results of our preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that anecdotal or case study information may materially differ from the actual results of clinical or preclinical studies; the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective in the studied populations or in populations not included in the studies; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease Hung Do, Ph.D., Chief Science Officer “We encourage and embrace constant innovation” - Amicus Belief Statement

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 4 Carbohydrates Are Critical for Sorting and Transporting Proteins From Within and Outside of Cells • ALL lysosomal, ER, Golgi, secretory (e.g., antibodies and clotting factors), membrane, and peroxisomal and most mitochondrial proteins are synthesized in ER • Processing of N-linked carbohydrates on glycoproteins in Golgi provide specific information for sorting proteins (analogous to zip codes for sorting mail) • Intracellular membrane-bound compartments, called vesicles, package and transport proteins to different organelles, to cell surface or out of cells • Specific carbohydrate receptors on cell surfaces enable uptake of exogenous proteins containing appropriate carbohydrates  basis for ERT and Lodish H, Berk A, Zipursky SL, et al. Molecular Cell Biology. 4th edition. New York: W. H. GTx Freeman; 2000. Section 17.7

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 5

N-Linked Carbohydrate Processing is Complicated and Extremely Difficult to Regulate in Production Cells


Sialic
Gal
GlcNAc
(1-2)
Sialic
Gal
GlcNAc
(1-2)
Man
Man
Man
GlcNAc
GlcNAc
Glycoprotein.....Asn-X-(Ser/Thr)...

Key:

Glc = glucose	Gal = galactose
Man = mannose	GlcNAc = N-acetylglucosamine
GlcNAc = N-acetylglucosamine	Sial = Sialic acid

- Vast majority of proteins synthesized in ER are modified with asparagine (N)-linked carbohydrates (N-glycans) during protein translation
  - Identical N-glycan structure (Glc3-Man9-GlcNAc2) added to all proteins
  - N-glycans helps to define protein domains during initial stages of protein folding and for mediating ER quality control for newly synthesized proteins

  Glc-Man9 N-glycan structure is binding motif for Calnexin- ER QC (ensures only properly folded proteins can leave ER)

  Protein sorting (analogous to assigning zip codes) for protein transport to other cellular and extracellular destinations is mediated by N-glycan processing

- The majority of the N-glycan processing occurs in the Golgi apparatus
  - ***Phosphotransferase*** modifies certain terminal mannose residues to form mannose 6-Phosphate (M6P) for lysosomal targeting; prevents further mannose trimming
  - Non-phosphorylated N-glycans are trimmed down to Man5 and no longer able to be phosphorylated
  - Non-phosphorylated N-glycans are processed to complex-type N-glycans (typical of serum proteins like clotting factors, antibodies, etc.

Amicus Therapeutics

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 6 GAA Is Inherently Poorly Phosphorylated in Cells Relative Binding to M6P Receptor Liu et al., 2017 Alglucosidase alfa • rhGAA is among a group of lysosomal enzymes that are inherently poorly phosphorylated – Phosphotransferase is limiting in cells – Phosphotransferase does not efficiently recognize GAA as lysosomal enzyme • M6P is critical for the proper binding to M6P receptor and uptake of GAA into target cells

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 7

Only Tiny Amounts of rhGAA from Circulation Actually Reach Intended Muscles

Biodistribution of rhGAA ERT to intended muscles is very poor which necessitates highly efficient cellular uptake mechanisms


Endothelial cell
Muscle Fibers
rhGAA
Receptor
Blood Space
Interstitial Space

- Relatively high levels of rhGAA ERT can be attained in blood after dosing, but only tiny amounts actually reach intended tissues and cells
  - *Only ~1% of rhGAA in blood actually reaches muscles*
  - Mostly cleared by liver, spleen, gut, lymphatic system, etc.
- Resultant rhGAA protein concentrations in the interstitial (outside of target muscle cells) are typically in ***low nanomolar*** range
- At such low protein concentrations, highly efficient receptor-mediated uptake of rhGAA ERT is needed for internalization in muscles

Amicus Therapeutics

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 8

N-Glycan Structures Dictate Cellular Uptake of ERTs in Target Cells

Adapted from Tong et al., 1989

Soluble lysosomal enzymes require M6P for cellular uptake; bis-phosphorylated N-glycans would be needed for uptake at low enzyme concentrations

N-Glycan Structures and Binding Affinity for CI-MPR


P
P
P
bis-phosphorylated N-glycan
mono-phosphorylated N-glycan
complex-type N-glycan

Ligand	Binding affinity (Apparent K_D; nM)*
bis-phosphorylated N-glycan	2
mono-phosphorylated N-glycan	>6000
complex type N-glycan	No binding

** Low K_D reflects high binding affinity*

- Bis-phosphorylated N-glycan (2 M6Ps on same N-glycan) has high affinity for CI-MPR
- Mono-phosphorylated N-glycan has ~3000X lower affinity for CI-MPR
- Complex-type N-glycans do *NOT* bind CI-MPR
- Resultant plasma C_{max} of alglucosidase alfa post-dosing 20 mg/kg is ~3400 nM (alglucosidase alfa EPAR product insert); interstitial concentrations is estimated to be in 30-40 nanomolar range
- At low nanomolar enzyme concentrations, only enzymes with bis-phosphorylated N-glycans would be able to bind CI-MPR and internalized in target cells
- Only ~1% of alglucosidase alfa contains bis-phosphorylated N-glycans (Park et al., 2018)

Amicus Therapeutics

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 9 ATB200: Amicus’ Optimized rhGAA ERT Has Substantially Higher Binding Affinity to M6P Receptor for Improved Cellular Uptake M6P Receptor Chromatography ATB200: Amicus’ Next-Generation rhGAA ERT for Pompe Disease Alglucosidase alfa rhGAA Binding Affinity for M6P Receptor 30 20 10 GAAActivity ATB200 ATB200 Alglucosidase Alfa (nmol 4MU released/mL/hr) (nmol 0 0 .1 1 10 100 1000 rhGAA (nmol/L) Apparent KD (nM) Alglucosidase alfa >150 ATB200 2-4 Volume (ml) Cannot be delivered Competent for delivery to lysosomes to lysosomes

Importance of Properly Glycosylated rhGAA for Treating Pompe Disease 10 Enhanced Cellular Uptake of AT-GAA Leads to Much Improved Glycogen Reduction and Reversal of Muscle Pathology in Preclinical Models - Xu et al., 2019 Myofiber Structure Analysis by SHG/2PEF Microscopy ERT concentration range in interstitia Alglucosidase alfa

11 NeoGAA

12 Key Reported Features of NeoGAA Zhu et al., 2009 Chemical Structure of NeoGlycan Schematic of Chemical Conjugation Approach Zhu et al., 2009 • NeoGAA approach relies upon the chemical conjugation of synthetic M6P-bearing carbohydrate structure (Neo- glycan) onto existing N-glycans of alglucosidase alfa to increase M6P content • Neo-glycan synthesized with chemically reactive aminooxy moiety (red oval) to enable conjugation • Terminal sialic acids on existing N-glycans are chemically oxidized to form aldehyde structures (blue circle) that serve as acceptors for Neoglycan • Resultant chemical linkage is a very stable oxime bond (orange oval)

13 Neo-GAA’s Approach for Increasing M6P Levels on Alglucosidase Alfa by Attaching Synthetic Carbohydrate Structure - Zhu et al. 2009 Resultant stable oxime chemical bond is unnatural and cannot be hydrolyzed by enzymes within cells which would negatively impact GAA processing Chemically oxidized terminal sialic acid to form chemically-reactive aldehyde group + Resultant oxime Neoglycan with M6Ps chemical bond is and chemically-reactive unnatural and aminooxy group uncleavable Alglucosidase alfa Neo-GAA Schematic based on Zhu et al. 2009

14

GAA Processing in Lysosomes is Required for Optimal Glycogen Hydrolysis

Acid α-glucosidase (GAA) is a lysosomal enzyme that hydrolyzes glycogen to glucose. Deficiency of GAA causes Pompe disease. Mammalian GAA is synthesized as a precursor of ~110,000 Da that is *N*-glycosylated and targeted to the lysosome via the M6P receptors. In the lysosome, human GAA is sequentially processed by proteases to polypeptides of 76-, 19.4-, and 3.9-kDa that remain associated. Further cleavage between R^{200} and A^{204} inefficiently converts the 76-kDa polypeptide to the mature 70-kDa form with an additional 10.4-kDa polypeptide. GAA maturation increases its affinity for glycogen by 7–10 fold. In contrast to human GAA, processing of bovine and hamster GAA to the 70-kDa form is more rapid. A comparison of se-

Moreland et al. (2012) *Gene* **491** 25-30

TABLE II

Relation between maturation and glycogen degrading activity of acid α-glucosidase

For each of the molecular forms of acid α-glucosidase the activity for both the natural (glycogen) and the artificial substrate (4-methylumbelliferyl-α-D-glucopyranoside; 4-MU) was measured and the ratio of the activity for glycogen over 4-MU was calculated.

Molecular form	Ratio
110-kDa	1.5
95-kDa	5.2
76/70-kDa	10.7

Wisselaar et al. (1993) *J. Biol. Chem.* **268**(3) 2223-2231

Amicus Therapeutics

15

Fully Processed GAA and Debranching Enzyme Are Required for Efficient Glycogen Catabolism in Lysosomes


Glycogen debrancher enzyme
(Cori-Forbes disease; GSD type III)
acid α-glucosidase (GAA)
(Pompe disease; GSD type II)
Glycogen

Public domain images
from WikiMedia Commons

- Glycogen is a large polymer of branched linear glucose chains; GAA and debrancher enzyme involved in degradation
  - GAA primarily hydrolyzes linear α-1,4 glycosidic bonds; has minor activity for α-1,6 glycosidic bonds at branch points
  - Debranching enzyme hydrolyzes α-1,6 glycosidic bonds to release linear fragments at branch points; has transferase activity to add released fragment to extend terminal linear chains
- Unprocessed rhGAA has much lower binding (>*Km*) to glycogen → normal activity for small substrates but lower activity for glycogen

Amicus Therapeutics

ATB200-02 Clinical Outcome in 4 Naive Patients - Behind the Data Dr Drago Bratkovic MBBS FRACP Women’s and Children’s Hospital, Adelaide, South Australia

Overview • ATB200-02 Trial Protocol Overview • Combined Data • Individualised Data of Naive Patients • 6MWT, FVC, GSGC (Gait, Stair, Gower's, Chair) • Patient Reported Outcomes - Fatigue Severity Score • Clinical Description • Summary

GSGC Combination of: • Gait (G) • Climbing stairs (S) • Gower’s maneuver (G) • Arising from a chair (C) Quality of the activity is scored by an observer and timed Measure of day to day activities Scored as the sum of the scores • Lower the better • Maximum 27, Minimum 4

Fatigue Severity Scale 7 point scale 9 questions Range 7 to 63 • Sometimes expressed as a mean of the 9 scores (1-7) • Lower the Better Validated and used in a number of neurological disorders including Pompe disease

Subject 1 Early 40s and mother of 2 pre teen children Diagnosed 4 years prior to ATB200-02 Noticing gradual decline in motor function especially in last few Change at Change at Baseline years 12 months 24 months Unable to safely run and requiring support to get up stairs 6MWT (m) 480 94.6 78.2 Not on BiPAP and minimal other health issues Since commencing AT-GAA FVC % 69 12 9 • Not seen any decline in her physical skills • Back to exercising regularly and seeing an increase in her GSGC (4-27) 9 1 -2 muscle bulk • More able to take an active part of her children's school and FSS (1-7) 2.6 -0.3 0.9 sport • All of this has helped greatly with her mentally and she feels stronger and more resilient • Considering going back to work!

Subject 2 Mid 20’s and living at home with her mother Diagnosed 5 years prior to study with issues getting up from a chair and increasing headaches. GP noticed a positive Gower’s Change at Change at Baseline sign 12 months 24 months Significant respiratory compromise 6MWT (m) 384.1 78.9 106.9 • BiPAP overnight and 2-4 hours during the day • FVC 32% FVC % 32 1 -2 • Unable to lay flat Less motor compromise when compared to respiratory issues GSGC (4-27) 10 -1 -4 Since Commencing AT-GAA FSS (1-7) 5.3 0.0 -0.9 • Has ceased use of BiPAP during the day • Now able to lay flat and speak on the phone • Able to walk up hills she was previously unable to do • In last 6 months has started part time work

Subject 3

Early 60's

Symptomatic from 40's similar to her sister who was diagnosed at this age.

Put off testing until she started having problems with her sleep and headaches

Relatively intact upper limb strength

BiPAP overnight but nil during the day

Since commencing AT-GAA

- Developed mild cardiac failure within the first few months of starting ERT - easily managed with diuretics
- Able to complete housework without needing to rest
- Improved sleep and energy levels
- Now can lay flat without immediately becoming short of breath
- More stable gait and reduction in falls

	Baseline	Change at 12 months	Change at 24 months
6MWT (m)	267.3	30.8	20.7
FVC %	48	13	16
GSGC (4-27)	18	0	1
FSS (1-7)	4.3	-1.3	-1.3

Subject 4 Female, Mid 60’s Initially diagnosed with a limb-girdle muscular dystrophy in late 50’s. Eventually tested for Pompe disease. Change at Change at Baseline Unable to pick up grandchildren and trouble keeping up with her 12 months 24 months husband on walks 6MWT (m) 406.3 33.4 26.4 No BiPAP or respiratory problems Since Commencing AT-GAA FVC % 79 7 8 • Now able to walk further and keep up with her husband • Not the degenerative disease that she was told she would GSGC (4-27) 11 1 0 have • Feels no different to other people her age FSS (1-7) 3.3 -2.0 -2.3 • Overall more energy

Compassionate Access Single Case Review John F. Crowley, Chairman and Chief Executive Officer Markus Peceny, Medical Director

Compassionate Access Single Case Review 33 Expanded Access Program (EAP) Request Amicus received the compassionate use request on 24th September 2019 “This is a request for emergency early access to your new acid glucosidase preparation that has a higher amount of mannose-6-phosphate residues and is combined with miglustat for enzyme stabilization. […] My request is for a 14 months old boy with severe, CRIM-negative infantile Pompe disease. He is on Myozyme therapy since February. Current dose is 40 mg/kg b.w./week, i.e. 4 times the recommended dose. […] He received an immunmodulation (sic) with rituximab and methotrexate prior to therapy initiation and has no antibodies versus acid glucosidase. Nevertheless, his response to treatment has been poor. Cardiomyopathy was hardly influenced, and cardiac function is limited (FS 10- 20%). We expect the patient to die from disease complications if the treatment cannot be improved. […] With your help, he will at least have a fair chance.”

Compassionate Access Single Case Review 34 EAP Request

Compassionate Access Single Case Review 35 EAP Request A Message from the Parents

Compassionate Access Single Case Review 36 EAP Request Granted Amicus early access granted on 4th October 2019 “God bless you all for your incredible work and your positive decision. I am sure you have saved a life here!!! THANK YOU!!!!!!!!!!!!!!!!!!!!!!!!!! I am in pediatric metabolic diseases for more than 25 years now, I can't remember any situation where a team has put so much heart (and work) into saving a child …Will inform the parents immediately, they haven’t slept for days…”

Compassionate Access Single Case Review

37

Diagnosis, Treatment History and Initiation of AT-GAA

IOPD CRIM-negative infant initiated treatment on alglucosidase alfa at 7 months of age; experienced decline in cardiac function even after going to 40mg/week. Improved on AT-GAA

Diagnosis

- Diagnosis of IOPD Jan 2019 (6.5 months old) based on incidental finding of cardiomegaly during respiratory infection
- At the time of diagnosis he presented with hypertrophic cardiomyopathy and hypotonia

SoC Treatment

- Alglucosidase alfa initiated on 14th Feb 2019 @ labelled dose of 20 mg/kg once every two weeks *
- On alglucosidase alfa: progressive decline in cardiac function; fractional shortening (FS) decreased from 21% to 9%
- Dose of alglucosidase alfa increased on 14th May 2019 to 40 mg/kg once every week (4 times approved dose)
  - Initial improvement in cardiac function (FS increased from 9% to 21%) followed by progressive worsening to the point of FS being unmeasurable

AT-GAA Treatment

- Initiated AT-GAA on 15th Oct 2019 at 20 mg/kg every other week
  - Significant improvement in cardiac function with increase in FS to 30%; motor function improved
- Increased dose of AT-GAA on 23rd Dec 2019 to 25 mg/kg every other week
  - Additional improvement in cardiac function with increase in FS to 36%; motor function improved, and supplemental oxygen no longer required

** Patient was immunomodulated with rituximab and methotrexate prior to initiating alglucosidase alfa to limit antibody formation*

Amicus Therapeutics

Compassionate Access Single Case Review 38 Clinical Response to ERT measured via Fractional Shortening (FS) After switching to AT-GAA the fractional shortening improved from unmeasurable to a value of 30-36% after only 2-3 months; motor function improved and supplemental oxygen no longer required

Compassionate Access Single Case Review 39 Prof. Marquart’s Video Testimony

Compassionate Access Single Case Review 40 Parent Video Testimony

Thank You